EXHIBIT 32


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In connection with the Quarterly Report of Strainwise, Inc. (the "Company") on
Form 10-Q for the period ending April 30, 2015 as filed with the Securities and Exchange Commission (the "Report"), Shawn Phillips, the Principal Executive Officer, and Erin Phillips, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


June 22, 2015                    By: /s/ Shawn Phillips
                                     ---------------------------------
                                     Shawn Phillips, Principal Executive Officer



                                 By: /s/ Erin Phillips
                                     ---------------------------------
                                     Erin Phillips, Principal Financial Officer